EXHIBIT 10.4
               1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                        DATAMARINE INTERNATIONAL, INC.
                            1995 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS

1.    PURPOSE

The purpose of this Datamarine International, Inc. 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors who are not employees (sometimes referred to herein collectively as "Participants") of Datamarine International, Inc. ("Datamarine") for the benefit of Datamarine and its stockholders and to provide additional incentive for such Participants to continue to work in the best interests of Datamarine and its stockholders through continuing ownership of its common stock.

2.    SHARES SUBJECT TO THE PLAN

The total number of shares of common stock, par value $0.01 per share ("Shares"), of Datamarine for which options may be granted under the Plan shall not exceed 48,000 Shares in the aggregate, subject to adjustment in accordance with Section 9 hereof.

3.    ELIGIBILITY; GRANT OF OPTION

Each member of the Board of Directors (the "Board") of Datamarine who is not otherwise an employee of Datamarine or any subsidiary and who is then in office, including newly elected non-employee directors, immediately following each annual meeting of the Board for the years 1996 through 1999, shall automatically be granted an option to acquire 2,000 Shares under the Plan immediately following each such annual meeting of the Board. The date of grant for such options granted to non-employee directors shall be the date of the annual meeting of the Board for the years 1996 through 1999, as applicable, but such options shall be effective as of such date of grant only if the Company's stockholders have approved the Plan at Datamarine's Special Meeting of Stockholders in lieu of the 1996 Annual Meeting of Stockholders in accordance with Section 13 hereof. The options shall be non-qualified options not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

4.    OPTION AGREEMENT

Each option granted under the Plan shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of Datamarine and by the director to whom such option is granted, which Agreements shall (i) comply with and be subject to the terms and conditions of the Plan and (ii) provide that the optionee agrees to continue to serve as a director of Datamarine during the term for which he was elected.

5.    OPTION EXERCISE PRICE

Subject to the provisions of Section 9 hereof, the option exercise price for an option granted under the Plan shall be the fair market value of the Shares of the common stock of Datamarine covered by the option on the date of grant of the option. For the purposes hereof and Section 6(b), if such Shares are then listed on any national securities exchange, the fair market value of the common stock of Datamarine shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the mean between the high and low sales prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations
Section 25.2512-2. If the Shares are not then either listed on any such exchange or quoted in Nasdaq, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2.

6.    TIME AND MANNER OF EXERCISE OF OPTION

(a) Options granted under the Plan shall, subject to the provisions of Section 7, be exercisable immediately in full, provided that no option shall be exercisable prior to approval of the Plan by the stockholders of Datamarine in accordance with Section 13 hereof.

(b) To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised in full at one time or in part from time to time by giving written notice, signed by the person or persons exercising the option, to Datamarine, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in cash or in whole or in part in Shares of the common stock of Datamarine already owned for a period of at least six months by the person or persons exercising the option, valued at fair market value, as determined under Section 5 hereof, on the date of exercise; provided, however, that there shall be no such exercise at any one time as to fewer than two hundred fifty (250) Shares or all, of the remaining Shares then purchasable by the person or persons exercising the option, if fewer than two hundred fifty
(250) Shares. Upon such exercise, delivery of a certificate for paid-up non-assessable Shares shall be made at the principal Washington office of Datamarine to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty (30) days from the date of receipt of the notice by Datamarine, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by Datamarine and the person or persons exercising the option.

7.    TERMS OF OPTIONS

(a) Each option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

(b) In the event of the death of an optionee, the option granted to such optionee may be exercised, to the extent the optionee was entitled to do so on the date of such optionee's death, by the estate of such optionee or by any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of such optionee. Such option may be exercised at any time within one (1) year after the date of death of such optionee, at which time the option shall terminate, or prior to the date on which the option otherwise expires by its terms, whichever is earlier.

(c) In the event that an optionee ceases to be a director of Datamarine, the option granted to such optionee may be exercised by him, but only to the extent that under Section 6 hereof the right to exercise the option has accrued and is in effect. Such option may be exercised at any time within seven (7) months after the date such optionee ceases to be a director of Datamarine, at which time the option shall terminate, but in any event prior to the date on which the option expires by its terms, whichever is earlier, unless termination as a director (a) was by Datamarine for cause, in which case the option shall terminate immediately at the time the optionee ceases to be a director of Datamarine, (b) was because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), or (c) was by reason of the death of the optionee. In the case of death, see Section 7(b) of the Plan. In the case of disability, the option may be exercised, to the extent then exercisable under Section 6 hereof, at any time within one (1) year after the date of termination of the optionee's directorship with Datamarine, at which time the option shall terminate, but in any event prior to the date on which the option otherwise expires by its terms, whichever is earlier.

8.    OPTIONS NOT TRANSFERABLE

The right of any optionee to exercise an option granted to him under the Plan shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any option granted under the Plan shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

9.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

In the event that the outstanding Shares of the common stock of Datamarine are changed into or exchanged for a different number or kind of shares or other securities of Datamarine or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event, and such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

10.   RESTRICTIONS ON ISSUE OF SHARES

Notwithstanding the provisions of Section 6 hereof, Datamarine may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

      (i) the Shares with respect to which an option has been exercised are at the time of the issue of such Shares effectively registered under applicable Federal and state securities acts now in force or hereafter amended; or

      (ii) counsel for Datamarine shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable Federal and state securities acts now in force or hereafter amended.

It is intended that all exercises of options shall be effective. Accordingly, Datamarine shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that Datamarine shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of Shares in respect of which any option may be exercised, except as otherwise agreed to by Datamarine in writing.

11.   RIGHTS OF HOLDER ON PURCHASE FOR INVESTMENT;
      SUBSEQUENT REGISTRATION

Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, Datamarine shall be under no obligation to issue any Shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to Datamarine which is satisfactory in form and scope to counsel to Datamarine and upon which, in the opinion of such counsel, Datamarine may reasonably rely, that he is acquiring the Shares issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed upon the securities so issued. In the event that Datamarine shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any Shares with respect to which an option shall have been exercised, or to qualify any such Shares for exemption from the Securities Act of 1933 or other applicable statutes, then Datamarine shall take such action at its own expense and may require from each optionee such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to Datamarine and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

12.   LOANS PROHIBITED

Datamarine shall not, directly or indirectly, lend money to an optionee or to any person or persons entitled to exercise an option by reason of the death of an optionee for the purpose of assisting him or them in the acquisition of Shares covered by an option granted under the Plan.

13.   APPROVAL OF STOCKHOLDERS

The Plan shall be subject to approval by the Company's stockholders at the next annual meeting of the Company's stockholders, or the next special meeting in lieu of annual meeting of the Company's stockholders, held after adoption of the Plan by the Board, and shall take effect immediately as of its date of adoption upon such approval.

14.   EXPENSES OF THE PLAN

All costs and expenses of the adoption and administration of the Plan shall be borne by Datamarine, and none of such expenses shall be charged to any optionee.

15.   TERMINATION AND AMENDMENT OF THE PLAN

Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly approved by the stockholders. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable, provided however that, except as provided in Section 9 hereof and to the extent required to qualify the Plan under Rule 16b-3 ("Rule 16b-3") promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), no modification or amendment to the provisions of the Plan may be made more than once every six
(6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to change (i) the requirements for eligibility under the Plan, (ii) the timing of the grants of options to be granted under the Plan or the exercise price or vesting schedule thereof, or
(iii) the number of Shares subject to options to be granted under the Plan either in the aggregate or to one director. Any amendment to the provisions of the Plan which (i) materially increases the number of Shares which may be subject to options granted under the Plan, (ii) materially increases the benefits accruing to Participants under the Plan, or (iii) materially modifies the requirement for eligibility to participate in the Plan, shall, to the extent required to qualify the Plan under Rule 16b-3, be subject to approval by the stockholders of Datamarine obtained in the manner stated in Section 13 hereof. Termination or any modification or amendment of the Plan shall not, without the consent of the optionee, affect his rights under an option previously granted to him.

16.   LIMITATION OF RIGHTS IN THE OPTION SHARES

An optionee shall not be deemed for any purpose to be a stockholder of Datamarine with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

17.   NOTICES

Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to Datamarine, to its principal place of business, attention:
President, and, if to an optionee, to the address as appearing on the records of Datamarine.

18.   COMPLIANCE WITH RULE 16b-3

It is the intention of Datamarine that the Plan comply in all respects with Rule 16b-3 and that Participants remain disinterested persons for purposes of administering other employee benefit plans of Datamarine and having transactions under such other plans be exempt from Section 16(b) of the Exchange Act. Therefore, if any Plan provision is found not to be in compliance with Rule 16b-3 or if any Plan provisions would disqualify Participants from remaining disinterested persons, those provisions shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.